UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22400
Oppenheimer Emerging Markets Debt Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 05/31/2011

Item 1.	Reports to Stockholders.

May 31, 2011

Oppenheimer

Emerging Markets Debt Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Mexico	10.7%
Brazil	10.1
South Africa	10.0
Russia	7.7
Turkey	7.5
Indonesia	7.1
Poland	6.6
Colombia	6.3
Hungary	5.3
United States	4.8
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2011, and are based on the total market value of investments.

Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

Treasury	0.4%
AAA	0.1
AA	4.4
A	27.0
BBB	35.7
BB	22.1
B	5.9
Unrated	4.4
Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of May 31, 2011, and are subject to change. Except for securities labeled “Treasury” and “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA,AA,A and BBB. Unrated securities do not necessarily indicate low credit quality, but may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
7 | OPPENHEIMER EMERGING MARKETS DEBT FUND

TOP HOLDINGS AND ALLOCATIONS
8 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended May 31, 2011, followed by graphical comparisons of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the period from the Fund’s inception on June 30, 2010 through May 31, 2011, Oppenheimer Emerging Markets Debt Fund’s Class A shares (without sales charge) produced a return of 12.85%. In comparison, the JPMorgan Emerging Markets Bond Index Global Diversified returned 10.38% and the JPMorgan Government Bond Index — Emerging Markets Global Diversified (Unhedged) returned 19.12% during the same period.
     Shortly after the Fund’s inception, we constructed a portfolio consisting of a mix of bonds and currencies from many different developing nations, and we established overweight exposure to markets that we expected to benefit from robust capital inflows and falling interest rates. For example, we found a number of attractive opportunities in Africa, Brazil, Indonesia, Mexico and Turkey, but fewer in Hungary and South Korea. More than half of the Fund’s assets at the time were invested in bonds denominated in local currencies, with the bulk of the remainder in U.S. dollar-denominated bonds. However, in the midst of soaring oil prices stemming from the instability in the Middle East and North Africa, we became increasingly concerned regarding market fundamentals in Turkey, and we reduced the Fund’s exposure to Turkish bonds.
     After the U.S. dollar strengthened over the final months of 2010, we increased the Fund’s allocation to local currency-denominated bonds further. While this heavier weighting helped cushion the impact of renewed weakness in the U.S. dollar through the reporting period’s end, even a reduced allocation to U.S. dollar-denominated securities proved to be a drag on performance. In addition, the Fund’s cash balances—including new funds awaiting investment—detracted from relative performance to a degree during market rallies, and a short position in the euro did not work as well as we expected as the sovereign debt crisis unfolded early in the reporting period.
     Other strategies produced better results. The Fund received strong contributions to performance from our security selection strategy among emerging market bonds denominated in local currencies. We focused on longer-duration securities in markets where inflation-adjusted yields remained relatively high, such as Brazil, South Africa and Mexico, which outperformed due to robust demand from investors seeking to maximize current income. Longer-term Russian sovereign bonds, Indonesian bonds and short-term holdings in South Korea also performed relatively well during the reporting period.
9 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
     Among corporate-backed securities, high-yield bonds in Venezuela provided generous levels on current income, Argentina’s corporate bonds gained value as credit spreads tightened, and corporate securities in Russia and Ukraine also produced attractive results. As of the reporting period’s end, we believe that we have positioned the Fund to benefit from the effects of a weakening U.S. dollar against a carefully selected group of emerging-market currencies and bonds. In addition, credit conditions appear attractive for corporate-backed securities in the emerging markets.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until May 31, 2011. In the case of Class A, Class C, Class N and Class Y shares, performance is measured from inception of the Class on June 30, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index — Emerging Markets Global Diversified (Unhedged) and the JPMorgan Emerging Markets Bond Index Global Diversified. The JPMorgan Government Bond Index — Emerging Markets Global Diversified (Unhedged) is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments. The JPMorgan Emerging Markets Bond Index Global Diversified is a uniquely weighted index that tracks total returns for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
10 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 15 for further information.
11 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 15 for further information.
13 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge. There is no sales charge for Class Y shares. See page 15 for further information.
14 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class C shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 6/30/10. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1%. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/30/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	December 1, 2010	May 31, 2011	May 31, 2011

Class A	$1,000.00	$1,062.70	$6.19
Class C	1,000.00	1,057.50	10.31
Class N	1,000.00	1,061.20	7.74
Class Y	1,000.00	1,064.10	4.90

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.95	6.06
Class C	1,000.00	1,014.96	10.10
Class N	1,000.00	1,017.45	7.57
Class Y	1,000.00	1,020.19	4.80
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.20%
Class C	2.00
Class N	1.50
Class Y	0.95
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS May 31, 2011

	Principal
	Amount		Value

U.S. Government Obligations—0.4%
U.S. Treasury Bills, 0.095%, 7/7/11[1] (Cost $199,989)	$200,000		$199,989

Foreign Government Obligations—63.3%
Argentina—1.5%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[2]	90,000		38,790
7%, 10/3/15	385,000		369,194
8.28%, 12/31/33	195,143		172,213
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%, 4/17/17	155,000		141,554
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts., 10.875%, 1/26/21[3]	70,000		65,716

			787,467

Brazil—7.8%
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/1/17	5,316,000	BRR	3,045,631
10%, 1/1/21	1,664,000	BRR	917,737
12.065%, 5/15/45[4]	205,000	BRR	275,564

			4,238,932

Colombia—1.0%
Colombia (Republic of) Bonds, 7.375%, 9/18/37	95,000		119,463
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	100,000		124,100
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	180,000		196,200
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	100,000		121,200

			560,963

Dominican Republic—0.3%
Dominican Republic Bonds, 7.50%, 5/6/21[5]	155,000		163,525

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[5]	55,000		61,738

Hungary—5.2%
Hungary (Republic of) Bonds:
Series 16/C, 5.50%, 2/12/16	68,500,000	HUF	350,078
Series 17/B, 6.75%, 2/24/17	245,900,000	HUF	1,308,003
Series 19/A, 6.50%, 6/24/19	88,000,000	HUF	456,822
Series 20/A, 7.50%, 11/12/20	66,000,000	HUF	364,873
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	65,000		70,634
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	255,000		267,770

			2,818,180
18 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount		Value

Indonesia—1.7%
Indonesia (Republic of) Nts., 6.875%, 1/17/18[5]	$240,000		$280,200
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[5]	160,000		163,200
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[5]	265,000		331,913
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625% 2/17/37[5]	110,000		123,475

			898,788

Israel—2.2%
Israel (State of) Bonds, Series 0312, 4%, 3/30/12	4,000,000	ILS	1,177,441

Ivory Coast—0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32[5,6]	20,000		10,700

Korea, Republic of South—4.5%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20	990,000,000	KRW	974,839
Korea (Republic of) Sr. Unsec. Unsub. Nts.:
5.125%, 12/7/16	145,000		159,863
7.125%, 4/16/19	10,000		12,127
Korea (Republic of) Treasury Bonds, Series 1106, 5.50%, 6/10/11	1,400,000,000	KRW	1,297,901

			2,444,730

Malaysia—1.3%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15[5]	100,000		106,436
Malaysia (Government of) Sr. Unsec. Bonds, Series 0309, 2.711%, 2/14/12	1,830,000	MYR	608,052

			714,488

Mexico—8.9%
United Mexican States Bonds:
5.625%, 1/15/17	35,000		39,515
Series M, 6.50%, 6/10/21[2]	14,000,000	MXN	1,180,133
Series M20, 7.50%, 6/3/27[2]	8,760,000	MXN	764,359
Series M10, 8%, 12/17/15	7,850,000	MXN	727,643
Series M20, 8.50%, 5/31/29[2]	2,290,000	MXN	217,189
Series M20, 10%, 12/5/24[2]	16,780,000	MXN	1,820,422
United Mexican States Sr. Nts., 5.75%, 10/12/2110	80,000		74,920

			4,824,181

Panama—0.8%
Panama (Republic of) Bonds, 7.25%, 3/15/15	250,000		294,125
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	100,000		121,500

			415,625

Peru—2.3%
Peru (Republic of) Bonds, 7.35%, 7/21/25	445,000		540,675
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[5]	1,720,000	PEN	671,198
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	60,000		56,550

			1,268,423
19 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Philippines—0.7%
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	$125,000		$135,625
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/15/21	10,000,000	PHP	234,673

			370,298

Poland—6.5%
Poland (Republic of) Bonds, Series 0416, 5%, 4/25/16	9,375,000	PLZ	3,354,529
Poland (Republic of) Sr. Unsec. Nts.:
5%, 7/15/19	90,000		103,034
5.125%, 4/21/21	90,000		93,713

			3,551,276

Qatar—0.2%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[5]	40,000		43,200
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40[5]	40,000		44,700

			87,900

Russia—0.1%
Russian Federation Bonds, 5%, 4/29/20[5]	55,000		56,205

South Africa—8.0%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	70,000		76,650
Series R208, 6.75%, 3/31/21	3,530,000	ZAR	464,601
Series R213, 7%, 2/28/31	2,250,000	ZAR	279,094
Series R207, 7.25%, 1/15/20	10,790,000	ZAR	1,490,750
Series R204, 8%, 12/21/18	4,010,000	ZAR	586,851
Series R186, 10.50%, 12/21/26	8,310,000	ZAR	1,428,246

			4,326,192

Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of)
Sr. Unsec. Nts., 6.25%, 10/4/20[5]	30,000		30,150

Turkey—7.1%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	100,000		110,500
7%, 3/11/19	100,000		115,625
8.063%, 8/3/11[7]	4,000,000	TRY	2,473,143
10.50%, 1/15/20[2]	100,000	TRY	67,515
11%, 8/6/14	1,205,000	TRY	796,563
Series CPI, 14.419%, 8/14/13[2]	105,000	TRY	96,155
Turkey (Republic of) Nts., 7.50%, 7/14/17	100,000		118,125
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41	100,000		98,250

			3,875,876
20 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount	Value

Ukraine—0.7%
Financing of Infrastructural Projects State Enterprise Gtd.
Nts., 8.375%, 11/3/17[5]	$60,000	$63,275
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[5]	50,000	51,500
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[5]	150,000	152,100
7.95%, 2/23/21[5]	110,000	113,850

		380,725

Uruguay—0.8%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	100,000	124,000
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	100,000	119,950
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	135,000	172,665

		416,615

Venezuela—1.5%
Venezuela (Republic of) Bonds, 9%, 5/7/23	275,000	189,338
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	60,000	38,550
8.50%, 10/8/14	110,000	100,100
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	250,000	171,250
12.75%, 8/23/22	10,000	8,650
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	185,000	104,803
7.65%, 4/21/25	270,000	166,050
9.375%, 1/13/34	45,000	30,983

		809,724

Total Foreign Government Obligations (Cost $33,176,895)		34,290,142

Corporate Bonds and Notes—16.9%
Consumer Discretionary—0.2%
Hotels, Restaurants & Leisure—0.2%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[5]	105,000	103,819

Consumer Staples—0.5%
Food & Staples Retailing—0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[5]	95,000	94,979

Food Products—0.3%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[5]	145,000	155,311
21 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Energy—4.5%
Oil, Gas & Consumable Fuels—4.5%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16[5]	$70,000	$77,350
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	100,000	110,929
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[5]	25,000	25,340
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[5]	110,000	122,100
8.146% Sr. Sec. Nts., 4/11/18[5]	100,000	119,750
8.625% Sr. Sec. Nts., 4/28/34[5]	100,000	126,750
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[5]	110,000	139,293
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[5]	95,000	101,788
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[5]	120,000	149,180
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[5]	120,000	125,700
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[5]	55,000	58,922
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]	20,000	22,526
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	115,000	126,788
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[5]	40,000	42,300
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38	15,000	15,694
6.625% Unsec. Unsub. Bonds, 6/15/35	155,000	162,457
Pertamina PT (Persero):
5.25% Nts., 5/23/21[5]	100,000	99,000
6.50% Sr. Unsec. Nts., 5/27/41[5]	45,000	44,721
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	105,000	111,875
7.875% Sr. Unsec. Nts., 3/15/19	65,000	78,397
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17[5]	230,000	163,863
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	30,000	31,340
6% Sr. Unsec. Unsub. Nts., 3/5/20	115,000	125,293
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[5]	100,000	121,650
PT Adaro Indonesia, 7.625% Nts., 10/22/19[5]	100,000	112,000
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]	50,045	53,173

		2,468,179

Financials—4.0%
Capital Markets—0.1%
Credit Suisse First Boston International, 6.80%
Export-Import Bank of Ukraine Nts., 10/4/12	35,000	36,149

Commercial Banks—3.5%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[3]	55,000	55,341
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[5]	40,000	42,421
22 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount	Value

Commercial Banks Continued
Banco BMG SA, 9.15% Nts., 1/15/16[5]	$100,000	$106,450
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts., 1/20/16[5]	35,000	34,724
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20[5]	40,000	38,200
Banco do Brasil SA (Cayman), 6% Sr. Unsec. Nts., 1/22/20[5]	20,000	21,450
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16[5]	35,000	35,571
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16[5]	60,000	60,150
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[5]	300,000	318,885
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[5]	100,000	104,300
9.25% Sr. Nts., 10/16/13[5]	350,000	387,573
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[5]	100,000	105,926
6.375% Bonds, 4/30/22[2,5]	100,000	100,244
PrivatBank JSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[5]	100,000	101,250
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16[5]	55,000	54,948
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[5]	70,000	75,576
VTB Capital SA:
6.315% Nts., 2/22/18[5]	90,000	93,600
6.465% Sr. Sec. Unsub. Nts., 3/4/15[5]	100,000	107,173
6.551% Sr. Unsec. Nts., 10/13/20[5]	40,000	41,035

		1,884,817

Diversified Financial Services—0.3%
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20[5]	130,000	134,377
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	60,000	62,048

		196,425

Real Estate Management & Development—0.1%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts., 2/23/18[5]	70,000	73,325

Industrials—0.3%
Construction & Engineering—0.2%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[5]	100,000	110,500

Road & Rail—0.1%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[5]	20,000	21,325

Transportation Infrastructure—0.0%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[5]	14,850	16,224

Materials—2.3%
Chemicals—0.2%
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21[5]	105,000	105,525
23 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Construction Materials—0.6%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[5]	$100,000	$102,875
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[5]	100,000	107,375
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[5]	60,000	62,850
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16[5]	45,000	44,213

		317,313

Metals & Mining—1.5%
Alrosa Finance SA, 7.75% Nts., 11/3/20[5]	60,000	65,950
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[5]	55,000	55,688
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[5]	90,000	92,925
JSC Severstal, 6.70% Nts., 10/25/17[5]	60,000	61,629
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18[5]	70,000	74,544
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21[5,8]	110,000	111,100
9.50% Sr. Unsec. Nts., 7/18/18[5]	305,000	339,313

		801,149

Telecommunication Services—1.6%

Diversified Telecommunication Services—0.5%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[5]	95,000	94,763
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[5]	199,000	196,254

		291,017

Wireless Telecommunication Services—1.1%
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[5]	165,000	189,590
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21[5]	50,000	53,082
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[5]	290,000	334,271

		576,943

Utilities—3.5%

Electric Utilities—2.7%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[5]	135,000	153,225
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[5]	35,000	35,875
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23	3,000,000 ZAR	475,991
5.75% Sr. Unsec. Bonds, 1/26/21[5]	120,000	126,300
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	3,000,000 ZAR	396,678
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[5]	125,000	136,366
Majapahit Holding BV, 7.75% Nts., 10/17/16[5]	120,000	139,656

		1,464,091
24 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount	Value

Energy Traders—0.5%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[5]	$100,000	$105,914
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[5]	70,000	69,913
Power Sector Assets & Liabilities Management Corp., 7.25% Sr. Gtd. Unsec. Nts., 5/27/19[5]	100,000	117,000

		292,827

Gas Utilities—0.2%
TGI International Ltd., 9.50% Nts., 10/3/17[5]	100,000	112,750
Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[5]	55,000	56,513

Total Corporate Bonds and Notes (Cost $8,898,167)		9,179,181

Structured Securities—13.7%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	4,276,000,000	IDR	578,737
Indonesia (Republic of) Total Return Linked Bonds, 11%, 9/17/25	3,069,000,000	IDR	440,710
Indonesia (Republic of) Total Return Linked Bonds, Series 10, 10.50%, 8/19/30	1,211,000,000	IDR	163,903
Indonesia (Republic of) Total Return Linked Bonds, Series 105, 11%, 9/17/25	1,045,000,000	IDR	150,062
Indonesia (Republic of) Total Return Linked Bonds, Series 12, 10.50%, 8/19/30	930,000,000	IDR	125,871
Indonesia (Republic of) Total Return Linked Bonds, Series 15, 11%, 9/17/25	435,000,000	IDR	62,466
Indonesia (Republic of) Total Return Linked Bonds, Series 5, 11%, 9/17/25	1,600,000,000	IDR	229,761
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13[2]	4,880,000	RUR	178,372
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13[2]	5,000,000	RUR	181,508
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15[2,3]	1,620,000	RUR	59,359
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.274%, 10/25/11[2]	50,000		50,186
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[2,3]	3,350,000	RUR	120,975
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[2,3]	873,000	UAH	100,192
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Total Return Linked Bonds, 7.25%, 6/16/16	1,881,000,000	COP	1,047,723
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	180,000,000	COP	118,710
Colombia (Republic of) Total Return Linked Bonds, Series 2, 7.25%, 6/16/16	2,291,000,000	COP	1,276,094
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[3]	265,000,000	COP	174,027
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[3]	51,000,000	COP	33,492
Indonesia (Republic of) Credit Linked Bonds, 10.50%, 8/19/30[5]	1,294,000,000	IDR	175,137
Indonesia (Republic of) Credit Linked Bonds, Series 2, 10.50%, 8/19/30[5]	2,400,000,000	IDR	324,829
Indonesia (Republic of) Credit Linked Nts., Series 4, 11%, 9/17/25[5]	1,660,000,000	IDR	238,377
JSC Gazprom Credit Linked Nts., Series 4, 13.12%, 6/28/12[2,3]	27,000,000	RUR	1,038,534
JPMorgan Chase Bank NA:
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[2,3]	3,350,000	RUR	121,550
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13[2,3]	4,120,000	RUR	150,593
25 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Structured Securities Continued
JPMorgan Chase Bank NA: Continued
Standard Bank Group Ltd., Ghana (Republic of)
Credit Linked Bonds, 11.155%, 9/21/11[5,7]	145,000 GHS	$93,381
Standard Charter Bank:
Kenya (Republic of)Credit Linked Bonds, 11.441%, 9/1/11[3,7]	150,000 GHS	97,092
Kenya (Republic of) Credit Linked Bonds, 11.44%, 9/8/11[3,7]	160,000 GHS	103,338

Total Structured Securities (Cost $6,956,303)		7,434,979

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.0%
United States Dollar (USD) Put[9]	6/16/11	1.390 EUR	380,000	875
United States Dollar (USD) Put[9]	6/16/11	1.380 EUR	380,000	711

Total Options Purchased (Cost $7,772)				1,586

	Shares

Investment Company—4.3%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.16%[10,11] (Cost $2,355,500)	2,355,500	2,355,500

Total Investments, at Value (Cost $51,594,626)	98.6%	53,461,377
Other Assets Net of Liabilities	1.4	743,455

Net Assets	100.0%	$54,204,832

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

BRR	Brazilian Real
COP	Colombian Peso
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand

1.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $160,998. See Note 5 of the accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.
26 | OPPENHEIMER EMERGING MARKETS DEBT FUND

3. Restricted security. The aggregate value of restricted securities as of May 31, 2011 was $2,120,209, which represents 3.91% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	7/15/10	$54,687	$55,341	$654
Citigroup Funding, Inc., ALROSA Russia
Corporate Bond Credit Linked Unsec.
Nts., 8.25%, 6/25/15	3/1/11	57,368	59,359	1,991
Citigroup Funding, Inc., Russian Federation Credit
Linked Bonds, 6.70%, 2/8/13	3/2/11	119,058	120,975	1,917
Citigroup Funding, Inc., Ukraine (Republic of)
Credit Linked Nts., 5.50%, 9/1/15	9/7/10	91,503	100,192	8,689
JPMorgan Chase & Co., Colombia (Republic of)
Credit Linked Nts., 11%, 7/28/20	8/24/10	183,597	174,027	(9,570)
JPMorgan Chase & Co., Colombia (Republic of)
Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	35,791	33,492	(2,299)
JPMorgan Chase & Co., JSC Gazprom Credit Linked
Nts., Series 4, 13.12%, 6/28/12	12/7/10	926,914	1,038,534	111,620
JPMorgan Chase Bank NA, Russian Federation Credit
Linked Bonds, 6.70%, 2/8/13	3/1/11	117,590	121,550	3,960
JPMorgan Chase Bank NA, Russian Federation Credit
Linked Bonds, Series 2, 7.15%, 1/25/13	2/28/11	145,010	150,593	5,583
Provincia de Buenos Aires Sr. Unsec. Unsub.
Nts., 10.875%, 1/26/21	1/19/11	68,570	65,716	(2,854)
Standard Charter Bank, Kenya (Republic of)
Credit Linked Bonds, 11.441%, 9/1/11	3/3/11	95,866	97,092	1,226
Standard Charter Bank, Kenya (Republic of)
Credit Linked Bonds, 11.44%, 9/8/11	3/8/11	102,123	103,338	1,215

		$1,998,077	$2,120,209	$122,132

4.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,800,219 or 19.92% of the Fund’s net assets as of May 31, 2011.

6.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7.	Zero coupon bond reflects effective yield on the date of purchase.

8.	When-issued security or delayed delivery to be delivered and settled after May 31, 2011. See Note 1 of the accompanying Notes.

9.	Non-income producing security.

10.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

Shares
June 30, 2010		Gross	Gross	Shares
(Commencement of Operations)		Additions	Reductions	May 31, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	—	40,561,938	38,206,438	2,355,500

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$2,355,500	$3,871

11.	Rate shown is the 7-day yield as of May 31, 2011.
27 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2011 based on valuation input level:

		Level 2–	Level 3–
	Level 1–	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$199,989	$—	$199,989
Foreign Government Obligations	—	34,290,142	—	34,290,142
Corporate Bonds and Notes	—	9,179,181	—	9,179,181
Structured Securities	—	7,434,979	—	7,434,979
Options Purchased	—	1,586	—	1,586
Investment Company	2,355,500	—	—	2,355,500

Total Investments, at Value	2,355,500	51,105,877	—	53,461,377
Other Financial Instruments:
Foreign currency exchange contracts	—	262,391	—	262,391
Futures margins	1,828	—	—	1,828
Appreciated swaps, at value	—	28,979	—	28,979

Total Assets	$2,357,328	$51,397,247	$—	$53,754,575

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(162,175)	$—	$(162,175)
Futures margins	(16,164)	—	—	(16,164)
Appreciated swaps, at value	—	(28,170)	—	(28,170)
Depreciated swaps, at value	—	(47,388)	—	(47,388)

Total Liabilities	$(16,164)	$(237,733)	$—	$(253,897)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
28 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Mexico	$5,700,560	10.7%
Brazil	5,426,093	10.1
South Africa	5,325,161	10.0
Russia	4,116,278	7.7
Turkey	3,986,165	7.5
Indonesia	3,784,018	7.1
Poland	3,551,276	6.6
Colombia	3,383,909	6.3
Hungary	2,818,180	5.3
United States	2,555,489	4.8
Korea, Republic of South	2,506,778	4.7
Israel	1,313,807	2.5
Peru	1,306,623	2.4
Ukraine	1,067,884	2.0
Venezuela	973,587	1.8
Argentina	839,566	1.6
Kazakhstan	817,339	1.5
Malaysia	714,488	1.3
India	656,583	1.2
Philippines	487,298	0.9
Uruguay	416,615	0.8
Panama	415,625	0.8
Ghana	355,549	0.7
Chile	226,233	0.4
Dominican Republic	163,525	0.3
Trinidad & Tobago	121,650	0.2
China	117,538	0.2
Qatar	87,900	0.2
Nigeria	77,350	0.1
Supranational	55,688	0.1
Costa Rica	50,186	0.1
Sri Lanka	30,150	0.1
Ivory Coast	10,700	—
European Union	1,586	—

Total	$53,461,377	100.0%

Foreign Currency Exchange Contracts as of May 31, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	1,270	ARP	6/29/11	$309,362	$1,416	$—
Chinese Renminbi
(Yuan) (CNY)	Buy	3,900	CNY	6/7/11	602,120	10,900	—
Thailand Baht (THB)	Buy	14,530	THB	6/13/11	479,073	—	4,616

						12,316	4,616
29 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts Continued

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Barclay’s Capital:
Colombian Peso (COP)	Sell	102,000 COP	7/5/11	$56,535	$—	$2,509
Hungarian Forint (HUF)	Buy	128,000 HUF	6/14/11	689,651	3,518	198
New Turkish Lira (TRY)	Sell	1,400 TRY	6/1/11-6/6/11	876,925	124	—
Russian Ruble (RUR)	Buy	705 RUR	10/7/11	24,850	276	—
Singapore Dollar (SGD)	Buy	1,565 SGD	7/11/11	1,268,920	22,239	—
South African Rand (ZAR)	Buy	2,734 ZAR	6/3/11	401,321	1,129	—
South African Rand (ZAR)	Sell	10,585 ZAR	6/6/11	1,552,760	13,790	865
South Korean Won (KRW)	Buy	274,000 KRW	7/29/11	252,877	459	—
South Korean Won (KRW)	Sell	1,301,000 KRW	7/29/11	1,200,703	—	2,728

					41,535	6,300

Citigroup:
Colombian Peso (COP)	Buy	102,000 COP	7/5/11	56,535	2,423	—
Mexican Nuevo Peso (MXN)	Buy	1,400 MXN	6/20/11	120,864	1,587	—
Philippines Peso (PHP)	Buy	4,000 PHP	7/28/11	92,062	319	—

					4,329	—

Citigroup EM:
Brazilian Real (BRR)	Buy	355 BRR	7/5/11	223,264	5,986	—
Brazilian Real (BRR)	Sell	355 BRR	6/2/11	225,004	—	6,341
Colombian Peso (COP)	Sell	2,863,000 COP	6/13/11-7/14/11	1,586,824	—	7,591
Mexican Nuevo Peso (MXN)	Sell	2,800 MXN	6/20/11	241,727	—	3,387
Peruvian New Sol (PEN)	Buy	338 PEN	6/1/11-6/2/11	122,016	—	912

					5,986	18,231

Credit Suisse:
Malaysian Ringgit (MYR)	Buy	1,655 MYR	7/5/11	548,295	2,211	—
New Turkish Lira (TRY)	Buy	865 TRY	8/4/11	535,728	—	20,936

					2,211	20,936

Credit Suisse EM
New Turkish Lira (TRY)	Sell	3,260 TRY	6/6/11	2,040,516	68,017	—
Deutsche Bank Capital Corp.:
Chinese Renminbi (Yuan) (CNY)	Buy	2,650 CNY	1/6/12	413,937	2,618	—
Chinese Renminbi (Yuan) (CNY)	Sell	4,220 CNY	6/7/11-6/20/11	651,604	—	5,487
Euro (EUR)	Buy	300 EUR	7/29/11	431,095	—	7,733

					2,618	13,220

Deutsche Bank EM:
Chinese Renminbi (Yuan) (CNY)	Sell	980 CNY	1/6/12	153,079	—	905
Indonesia Rupiah (IDR)	Buy	7,500,000 IDR	6/14/11	876,435	14,118	—
Peruvian New Sol (PEN)	Buy	348 PEN	6/3/11	125,815	61	—

					14,179	905

Goldman Sachs EM:
Brazilian Real (BRR)	Buy	2,500 BRR	6/2/11-4/3/12	1,511,838	30,005	—
Chinese Renminbi (Yuan) (CNY)	Buy	1,810 CNY	2/16/12	283,367	1,874	—
Malaysian Ringgit (MYR)	Buy	6,260 MYR	6/14/11-7/14/11	2,074,916	11,021	—
Mexican Nuevo Peso (MXN)	Buy	10,760 MXN	7/18/11	926,446	21,217	—

					64,117	—
30 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Foreign Currency Exchange Contracts Continued

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Goldman, Sachs & Co.
Malaysian Ringgit (MYR)	Buy	330 MYR	6/14/11	$109,499	$1,831	$—
Hong Kong & Shanghai Bank Corp.
Brazilian Real (BRR)	Buy	140 BRR	6/2/11	88,734	3,264	—
HSBC EM
New Turkish Lira (TRY)	Buy	290 TRY	6/6/11	181,518	—	4,911
JP Morgan Chase:
Chinese Renminbi (Yuan)
(CNY)	Buy	3,600 CNY	6/7/11	555,803	16,881	—
Polish Zloty (PLZ)	Buy	3,660 PLZ	6/6/11	1,333,209	4,963	—

					21,844	—

JP Morgan EM:
Chinese Renminbi (Yuan)
(CNY)	Buy	4,840 CNY	6/20/11-2/17/12	755,896	5,286	—
Chinese Renminbi (Yuan)
(CNY)	Sell	4,180 CNY	6/7/11	645,349	—	4,048
Philippines Peso (PHP)	Buy	34,000 PHP	7/28/11	782,530	—	4,872
Polish Zloty (PLZ)	Buy	765 PLZ	6/2/11	279,006	700	—
Polish Zloty (PLZ)	Sell	3,210 PLZ	6/6/11	1,169,290	—	41,708
Russian Ruble (RUR)	Buy	17,170 RUR	10/7/11	605,220	8,017	—
Thailand Baht (THB)	Buy	18,430 THB	7/11/11	606,481	—	5,151

					14,003	55,779

Nomura Securities
Chinese Renminbi (Yuan)
(CNY)	Buy	1,930 CNY	2/19/13	307,781	2,281	—
State Street:
Hungarian Forint (HUF)	Buy	192,000 HUF	7/11/11	1,030,784	3,860	5,358
Hungarian Forint (HUF)	Sell	43,000 HUF	7/11/11	230,853	—	1,312
Israeli Shekel (ILS)	Sell	4,035 ILS	8/18/11	1,170,009	—	30,607

					3,860	37,277
Total unrealized appreciation	and depreciation				$262,391	$162,175

Futures Contracts as of May 31, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Nts., 5 yr.	Sell	37	9/30/11	$4,408,203	$(22,011)
U.S. Treasury Nts., 10 yr.	Buy	13	9/21/11	1,593,922	10,766
U.S. Treasury Nts., 10 yr.	Sell	80	9/21/11	9,808,750	(66,849)

					$(78,094)

31 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts as of May 31, 2011 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Appreciation

Federative Republic of Brazil:
Barclays Bank plc	Sell	$70	1%	3/20/16	$319	$(83)	$236
Credit Suisse International	Sell	85	1	6/20/16	582	(113)	469

	Total	155			901	(196)	705
Petroleos de Venezuela SA
Barclays Bank plc	Sell	175	5	7/20/11	4,524	1,917	6,441

	Total	175			4,524	1,917	6,441
Republic of Hungary:
Barclays Bank plc	Sell	50	1	3/20/16	4,209	(2,909)	1,300
Barclays Bank plc	Sell	95	1	6/20/16	7,661	(5,774)	1,887
HSBC Bank USA	Sell	90	1	3/20/16	7,847	(5,236)	2,611
JPMorgan Chase Bank NA, NY Branch	Sell	60	1	3/20/16	5,000	(3,491)	1,509
Morgan Stanley Capital Services, Inc.	Sell	90	1	3/20/16	7,847	(5,236)	2,611
UBS AG	Sell	90	1	3/20/16	7,837	(5,236)	2,601

	Total	475			40,401	(27,882)	12,519
United Mexican States:
Goldman Sachs International	Sell	90	1	6/20/16	352	(77)	275
HSBC Bank USA	Sell	20	1	3/20/16	21	(15)	6

	Total	110			373	(92)	281
			Grand Total Buys		—	—	—
			Grand Total Sells		46,199	(26,253)	19,946

			Total Credit Default Swaps		$46,199	$(26,253)	$19,946

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
Type of Reference	Potential Payments		Reference
Asset on which	for Selling Credit		Asset Rating
the Fund Sold	Protection	Amount	Range**
Protection	(Undiscounted)	Recoverable*	(Unaudited)

Investment Grade
Sovereign Debt	$740,000	$—	BBB to BBB-
Non-Investment Grade
Sovereign Debt	175,000	—	BB-

Total	$915,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
32 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Interest Rate Swap Contracts as of May 31, 2011 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s	)	the Fund	the Fund	Date	Value

BZDI:
Barclays Bank plc	1,400	BRR	BZDI	12.050%	1/2/17	$1,666
Barclays Bank plc	1,875	BRR	BZDI	12.040	1/4/17	2,399
Goldman Sachs Group, Inc. (The)	710	BRR	BZDI	11.390	1/5/15	(10,943)
Goldman Sachs Group, Inc. (The)	4,815	BRR	BZDI	12.120	1/4/17	5,805
Goldman Sachs Group, Inc. (The)	660	BRR	BZDI	11.420	1/3/14	(7,732)

Total	9,460	BRR				(8,805)
MXN TIIE BANXICO:
Bank of America
Merrill Lynch	7,000	MXN	MXN TIIE BANXICO	5.875	12/6/12	(1,055)
Bank of America
Merrill Lynch	16,500	MXN	MXN TIIE BANXICO	5.735	11/29/12	(5,600)
Bank of America
Merrill Lynch	10,500	MXN	MXN TIIE BANXICO	5.750	12/5/12	(3,435)
Barclays Bank plc	7,400	MXN	MXN TIIE BANXICO	5.630	1/21/13	561
Citibank NA	7,300	MXN	MXN TIIE BANXICO	5.640	1/16/13	624
Deutsche Bank AG	15,000	MXN	MXN TIIE BANXICO	5.890	1/10/13	(2,012)
Goldman Sachs
Group, Inc. (The)	17,100	MXN	MXN TIIE BANXICO	5.880	12/14/12	(2,413)

Total	80,800	MXN				(13,330)
Six-Month CZK PRIBOR PRBO:
				Six-Month
				CZK PRIBOR
Barclays Bank plc	14,400	CZK	3.200%	PRBO	12/21/15	(2,047)
				Six-Month
				CZK PRIBOR
Morgan Stanley	13,300	CZK	3.060	PRBO	12/16/15	(915)

Total	27,700	CZK				(2,962)
Six-Month EUR EURIBOR:
			Six-Month EUR
Barclays Bank plc	560	EUR	EURIBOR	3.580	2/21/15	4,465
			Six-Month EUR
Morgan Stanley	530	EUR	EURIBOR	3.410	12/16/15	1,942

Total	1,090	EUR				6,407
Three-Month ZAR JIBAR SAFEX:
				Three-Month
Barclays Bank plc	3,900	ZAR	7.040	ZAR JIBAR SAFEX	1/21/14	(3,974)
				Three-Month
Barclays Bank plc	3,880	ZAR	7.050	ZAR JIBAR SAFEX	1/24/14	(4,141)

Total where Fund pays a fixed rate	7,780	ZAR				(8,115)
33 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Three-Month ZAR JIBAR SAFEX: Continued
Barclays Bank plc	1,540	ZAR	Three-Month ZAR JIBAR SAFEX	8.350%	1/24/21	$3,071
Barclays Bank plc	1,540	ZAR	Three-Month ZAR JIBAR SAFEX	8.310	1/21/21	2,517
Goldman Sachs Group, Inc. (The)	12,370	ZAR	Three-Month ZAR JIBAR SAFEX	8.700	3/11/14	2,537
JPMorgan Chase Bank NA	12,350	ZAR	Three-Month ZAR JIBAR SAFEX	8.480	3/1/14	(1,187)
JPMorgan Chase Bank NA	12,350	ZAR	Three-Month ZAR JIBAR SAFEX	8.390	3/2/14	(1,934)
JPMorgan Chase Bank NA	9,790	ZAR	Three-Month ZAR JIBAR SAFEX	8.650	3/4/14	1,475

Total where Fund pays a variable rate	49,940	ZAR				6,479

Total	57,720	ZAR				(1,636)

				Total Interest Rate Swaps		$(20,326)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CZK	Czech Koruna
EUR	Euro
MXN	Mexican Nuevo Peso
ZAR	South African Rand
Abbreviations/Definitions are as follows:

BANIXCO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
PRIBOR PRBO	Prague Interbank Offering Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
34 | OPPENHEIMER EMERGING MARKETS DEBT FUND

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of May 31, 2011 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Bank of America Merrill Lynch	Interest Rate	34,000 MXN	$(10,090)
Barclays Bank plc:
	Credit Default Sell Protection	390	(6,849)
	Interest Rate	3,275 BRR	4,065
	Interest Rate	14,400 CZK	(2,047)
	Interest Rate	560 EUR	4,465
	Interest Rate	7,400 MXN	561
	Interest Rate	10,860 ZAR	(2,527)

			(2,332)
Citibank NA	Interest Rate	7,300 MXN	624
Credit Suisse International	Credit Default Sell Protection	85	(113)
Deutsche Bank AG	Interest Rate	15,000 MXN	(2,012)
Goldman Sachs Group, Inc. (The):
	Interest Rate	6,185 BRR	(12,870)
	Interest Rate	17,100 MXN	(2,413)
	Interest Rate	12,370 ZAR	2,537

			(12,746)
Goldman Sachs International	Credit Default Sell Protection	90	(77)
HSBC Bank USA	Credit Default Sell Protection	110	(5,251)
JPMorgan Chase Bank NA	Interest Rate	34,490 ZAR	(1,646)
JPMorgan Chase Bank NA, NY Branch	Credit Default Sell Protection	60	(3,491)
Morgan Stanley:
	Interest Rate	13,300 CZK	(915)
	Interest Rate	530 EUR	1,942

			1,027
Morgan Stanley Capital Services, Inc.	Credit Default Sell Protection	90	(5,236)
UBS AG	Credit Default Sell Protection	90	(5,236)

		Total Swaps	$(46,579)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CZK	Czech Koruna
EUR	Euro
MXN	Mexican Nuevo Peso
ZAR	South African Rand
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $49,239,126)	$51,105,877
Affiliated companies (cost $2,355,500)	2,355,500

53,461,377
Cash	206,977
Unrealized appreciation on foreign currency exchange contracts	262,391
Appreciated swaps, at value (upfront payments received $4,524)	28,979
Receivables and other assets:
Interest and dividends	1,262,187
Investments sold	1,065,418
Shares of beneficial interest sold	185,607
Due from Manager	9,424
Closed foreign currency contracts	8,673
Futures margins	1,828
Other	4,850

Total assets	56,497,711
Liabilities
Unrealized depreciation on foreign currency exchange contracts	162,175
Appreciated swaps, at value (upfront payments received $41,675)	28,170
Depreciated swaps, at value (upfront payments $0)	47,388
Payables and other liabilities:
Investments purchased (including $110,000 purchased on a when-issued or delayed delivery basis)	1,793,668
Dividends	106,359
Closed foreign currency contracts	40,705
Distribution and service plan fees	25,412
Futures margins	16,164
Shareholder communications	10,099
Transfer and shareholder servicing agent fees	6,378
Shares of beneficial interest redeemed	3,393
Trustees’ compensation	1,002
Other	51,966

Total liabilities	2,292,879
Net Assets	$54,204,832

36 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Composition of Net Assets
Par value of shares of beneficial interest	$5,052
Additional paid-in capital	52,499,469
Accumulated net investment income	226,582
Accumulated net realized loss on investments and foreign currency transactions	(437,175)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,910,904

Net Assets	$54,204,832

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $ 43,911,810 and 4,092,799 shares of beneficial interest outstanding)	$10.73
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.27
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,240,667 and 674,496 shares of beneficial interest outstanding)	$10.73
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $538,255 and 50,150 shares of beneficial interest outstanding)	$10.73
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,514,100 and 234,335 shares of beneficial interest outstanding)	$10.73
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF OPERATIONS For the period Ended May 31, 20111

Investment Income
Interest (net of foreign withholding taxes of $21,512)	$2,470,000
Dividends:
Unaffiliated companies	126
Affiliated companies	3,871

Total investment income	2,473,997
Expenses
Management fees	282,054
Distribution and service plan fees:
Class A	46,421
Class C	36,273
Class N	1,356
Transfer and shareholder servicing agent fees:
Class A	29,656
Class C	10,886
Class N	674
Class Y	1,367
Shareholder communications:
Class A	19,949
Class C	7,466
Class N	935
Class Y	1,715
Legal, auditing and other professional fees	46,663
Custodian fees and expenses	22,685
Trustees’ compensation	7,909
Administration service fees	1,500
Other	5,793

Total expenses	523,302
Less waivers and reimbursements of expenses	(29,546)

Net expenses	493,756
Net Investment Income	1,980,241

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.
38 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(272,720)
Closing and expiration of option contracts written	(19,484)
Closing and expiration of futures contracts	(273,748)
Foreign currency transactions	429,303
Swap contracts	(13,181)

Net realized loss	(149,830)
Net change in unrealized appreciation/depreciation on:
Investments	516,082
Translation of assets and liabilities denominated in foreign currencies	1,473,296
Futures contracts	(78,094)
Swap contracts	(380)

Net change in unrealized appreciation/depreciation	1,910,904

Net Increase in Net Assets Resulting from Operations	$3,741,315

See accompanying Notes to Financial Statements.
39 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
May 31, 2011[1]
Operations
Net investment income	$1,980,241
Net realized loss	(149,830)
Net change in unrealized appreciation/depreciation	1,910,904

Net increase in net assets resulting from operations	3,741,315
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,761,441)
Class C	(166,259)
Class N	(14,028)
Class Y	(46,030)

(1,987,758)
Distributions from net realized gain:
Class A	(63,566)
Class C	(7,926)
Class N	(569)
Class Y	(1,451)

(73,512)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	42,223,068
Class C	7,190,505
Class N	523,354
Class Y	2,487,860

52,424,787
Net Assets
Total increase	54,104,832
Beginning of period	100,000[2]

End of period (including accumulated net investment income of $226,582 for the period ended May 31, 2011)	$54,204,832

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Reflects the value of the Manager’s initial seed money invested on April 26, 2010.
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS

Period Ended
Class A	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.52
Net realized and unrealized gain	.75

Total from investment operations	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)
Distributions from net realized gain	(.02)

Total dividends and/or distributions to shareholders	(.54)
Net asset value, end of period	$10.73

Total Return, at Net Asset Value[3]	12.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,912
Average net assets (in thousands)	$35,869
Ratios to average net assets:[4]
Net investment income	5.31%
Total expenses[5]	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%
Portfolio turnover rate	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended May 31, 2011 1.26%
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class C	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.44
Net realized and unrealized gain	.75

Total from investment operations	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)
Distributions from net realized gain	(.02)

Total dividends and/or distributions to shareholders	(.46)
Net asset value, end of period	$10.73

Total Return, at Net Asset Value[3]	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,241
Average net assets (in thousands)	$3,962
Ratios to average net assets:[4]
Net investment income	4.56%
Total expenses[5]	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%
Portfolio turnover rate	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended May 31, 2011 2.46%
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Period Ended
Class N	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.49
Net realized and unrealized gain	.75

Total from investment operations	1.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)
Distributions from net realized gain	(.02)

Total dividends and/or distributions to shareholders	(.51)
Net asset value, end of period	$10.73

Total Return, at Net Asset Value[3]	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$538
Average net assets (in thousands)	$300
Ratios to average net assets:[4]
Net investment income	5.06%
Total expenses[5]	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%
Portfolio turnover rate	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended May 31, 2011 2.07%
See accompanying Notes to Financial Statements.
43 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	May 31, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	.55
Net realized and unrealized gain	.74

Total from investment operations	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)
Distributions from net realized gain	(.02)

Total dividends and/or distributions to shareholders	(.56)
Net asset value, end of period	$10.73

Total Return, at Net Asset Value[3]	13.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,514
Average net assets (in thousands)	$883
Ratios to average net assets:[4]
Net investment income	5.66%
Total expenses[5]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%
Portfolio turnover rate	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows: Period Ended May 31, 2011 1.33%
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Emerging Markets Debt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Fund commenced operations June 30, 2010. As of May 31, 2011, approximately 40% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued
45 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate
46 | OPPENHEIMER EMERGING MARKETS DEBT FUND

securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of May 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$110,000
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire
47 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of May 31, 2011 is as follows:

Cost	$9,373
Market Value	$10,700
Market Value as a % of Net Assets	0.02%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
48 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2]	Tax Purposes

$310,285	$—	$514,305	$1,905,502

1.	As of May 31, 2011, the Fund had $514,305 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

2.	During the fiscal year ended May 31, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Reduction	Increase to
	to Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Loss	on Investments

$20,266	$234,099	$213,833
The tax character of distributions paid during the period ended May 31, 2011 was as follows:

May 31, 2011

Distributions paid from:
Ordinary income	$2,061,269
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2011 are noted in the following table. The primary difference
49 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$51,595,590
Federal tax cost of other investments	(5,480,849)

Total federal tax cost	$46,114,741

Gross unrealized appreciation	$2,224,404
Gross unrealized depreciation	(318,902)

Net unrealized appreciation	$1,905,502

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are
50 | OPPENHEIMER EMERGING MARKETS DEBT FUND

recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended May 31, 2011[1,2]
	Shares	Amount

Class A
Sold	4,989,079	$51,737,879
Dividends and/or distributions reinvested	63,550	671,632
Redeemed	(966,830)	(10,186,443)

Net increase	4,085,799	$42,223,068

51 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Period Ended May 31, 2011[1,2]
	Shares	Amount

Class C
Sold	797,747	$8,495,690
Dividends and/or distributions reinvested	14,627	154,951
Redeemed	(138,878)	(1,460,136)

Net increase	673,496	$7,190,505

Class N
Sold	74,608	$788,847
Dividends and/or distributions reinvested	1,035	10,980
Redeemed	(26,493)	(276,473)

Net increase	49,150	$523,354

Class Y
Sold	260,449	$2,772,717
Dividends and/or distributions reinvested	4,329	45,915
Redeemed	(31,443)	(330,772)

Net increase	233,335	$2,487,860

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	The Fund sold 7,000 shares of Class A at a value of $70,000 and 1,000 shares each of Class C, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on April 26, 2010. These amounts are not reflected in the table above.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended May 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$59,448,589	$22,840,288
U.S. government and government agency obligations	264,722	259,184
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
52 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended May 31, 2011, the Fund paid $36,143 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class C	$54,793
Class N	2,167
53 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class N
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Period Ended	Distributor	Distributor	Distributor	Distributor

May 31, 2011	$35,868	$47	$4,263	$1
Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 1.50% for Class N shares and 0.95% for Class Y shares. During the period ended May 31, 2011, the Manager reimbursed the Fund $6,494, $16,534, $1,539 and $3,056 for Class A, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended May 31, 2011, the Manager waived fees and/or reimbursed the Fund $1,861 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the period ended May 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class C	$30
Class N	23
Class Y	9
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased
54 | OPPENHEIMER EMERGING MARKETS DEBT FUND

and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
55 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $301,629, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $157,039 as of May 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow
56 | OPPENHEIMER EMERGING MARKETS DEBT FUND

its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of May 31, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $101,467, for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2011, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of May 31, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives	Statement of			Statement of
Not Accounted for as	Assets and			Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$1,917		Appreciated swaps, at value	$28,170
Interest rate contracts	Appreciated swaps, at value	27,062		Depreciated swaps, at value	47,388
Interest rate contracts	Futures margins	1,828	*	Futures margins	16,164	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	262,391		Unrealized depreciation on foreign currency exchange contracts	162,175
Foreign exchange contracts	Investments, at value	1,586	**

Total		$294,784			$253,897

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
		Closing
		and	Closing
	Investments	expiration	and
Derivatives Not	from	of option	expiration	Foreign
Accounted for as	unaffiliated	contracts	of futures	currency	Swap
Hedging Instruments	companies*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$1,116	$1,116
Foreign exchange contracts	(6,391)	(19,484)	—	99,987	—	74,112
Interest rate contracts	—	—	(273,748)	—	(14,297)	(288,045)

Total	$(6,391)	$(19,484)	$(273,748)	$99,987	$(13,181)	$(212,817)

*	Includes purchased option contracts, purchased swaption contracts nd written option contracts exercised, if any.
57 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation
			of assets
			and liabilities
Derivatives Not			denominated
Accounted for as		Futures	in foreign	Swap
Hedging Instruments	Investments*	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$19,946	$19,946
Foreign exchange contracts	(6,186)	—	100,216	—	94,030
Interest rate contracts	—	(78,094)	—	(20,326)	(98,420)

Total	$(6,186)	$(78,094)	$100,216	$(380)	$15,556

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency.
58 | OPPENHEIMER EMERGING MARKETS DEBT FUND

These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the period ended May 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $14,993,027 and $7,081,253, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the period ended May 31, 2011, the Fund had an ending monthly average market value of $957,061 and $6,679,415 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable
59 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the period ended May 31, 2011, the Fund had an ending monthly average market value of $397 on purchased put options.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended May 31, 2011, the Fund had an ending monthly average market value of $4,417 on written call options.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
60 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Written option activity for the year ended May 31, 2011 was as follows:

	Call Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of
June 30, 2010	—	$—
Options written	1,520,000	15,543
Options closed or expired	(1,520,000)	(15,543)

Options outstanding as of May 31, 2011	—	$--

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined issuer credit event, such as the issuer’s failure to make timely payments of interest or
61 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued
principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the period ended May 31, 2011, the Fund had ending monthly average notional amounts of $12,308 and $257,308 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
62 | OPPENHEIMER EMERGING MARKETS DEBT FUND

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the period ended May 31, 2011, the Fund had ending monthly average notional amounts of $1,416,703 and $9,815,140 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of May 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to Stipulations and Agreements of Settlement in cases involving two funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. Those settlements do not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
63 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to the approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
64 | OPPENHEIMER EMERGING MARKETS DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Debt Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Debt Fund, including the statement of investments, as of May 31, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 30, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Debt Fund as of May 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
July 20, 2011
65 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended May 31, 2011 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2011 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2011, the maximum amount allowable but not less than $418,184 or 21.04% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $59,014 or 80.28% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $21,512 of foreign income taxes were paid by the Fund during the fiscal year ended May 31, 2011. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $2,473,997 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
66 | OPPENHEIMER EMERGING MARKETS DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
67 | OPPENHEIMER EMERGING MARKETS DEBT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held ; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2010) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 2010) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUM- Provident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and
68 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

Jon S. Fossel, Continued	Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the Oppenheimer Funds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 2010) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the Oppenheimer Funds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987- March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the Oppenheimer Funds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the Oppenheimer Funds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
69 | OPPENHEIMER EMERGING MARKETS DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held ; Number of Portfolios in the Funds Complex Currently Overseen

Robert J. Malone, Trustee (since 2010) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring
70 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held ; Number of Portfolios in the Funds Complex Currently Overseen

William F. Glavin, Jr., Continued	Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Ms. Zervos and Nasta and Messrs. Gabinet and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Sara J. Zervos, Ph.D., Vice President and Portfolio Manager (since 2010) Age: 42	Vice President of the Manager (since April 2008). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
71 | OPPENHEIMER EMERGING MARKETS DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held ; Number of Portfolios in the Funds Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2010) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002 -December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER EMERGING MARKETS DEBT FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent	KPMG LLP
Registered Public
Accounting Firm

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
73 | OPPENHEIMER EMERGING MARKETS DEBT FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “ opt in” or “ opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
74 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by any one else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
75 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Item 2.	Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees
The registrant’s inception date was 6/30/2010. The principal accountant for the audit of the registrant’s annual financial statements billed $33,400 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $175,000 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2)	100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $175,000 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants
Not applicable.

Item 6.	Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.	Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Emerging Markets Debt Fund

By:	/s/William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 07/12/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 07/12/2011

By:	/s/Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 07/12/2011